UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 31, 2012

Rio Bravo Oil, Inc.

(Exact name of registrant)

Nevada	000-54564	42-1771917
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5858 Westheimer, Suite 699

Houston, TX 77057

(Address of principal executive offices and zip code)

713-787-9060

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 31, 2012, the Company’s Board of Directors approved the creation of Series C Redeemable Convertible Preferred Stock and designated 12,000,000 shares of the Company’s authorized Preferred Stock par value $0.001 as Series C Redeemable Convertible Preferred Stock par value $0.001 (“Series C Preferred Stock). The Series C Preferred Stock has a dividend preference and liquidation preference over the Company’s Common Stock. The Certificate of Designation for Series C Convertible Preferred Stock par value $0.001 was filed with the Nevada Secretary of State on July 31, 2012.

The Series C Preferred Stock has an Original Issue Price of $1.00 per share and carries a Cumulative Series C Preferred Stock Dividend of five percent (5%) per annum payable on a quarterly basis in cash or in kind at the option of the Company.

Each share of Series C Preferred Stock may be converted by any holder thereof, without any further consideration, at any time, into 1.11 shares of Company Common Stock (the “Conversion Rate”). The Conversion Rate is subject to adjustment as detailed in the Certificate of Designation. Further, each share of Series C Preferred Stock shall be automatically converted into shares of the Company’s Common Stock at the Conversion Rate upon the occurrence of any of the following events:

(a)	The shares of the Corporation’s Common Stock shall trade at a price of over $1.75 per share (as adjusted) for a period in excess of thirty (30) consecutive trading days and the shares of the Company’s Common Stock underlying the Series B Preferred Stock are either (i) included in an effective registration statement or (ii) eligible to be traded pursuant to an applicable exemption from registration.

(b)	The closing of a Qualified Sale in accordance with the terms of the Certificate of Designation. For these purposes, “Qualified Sale” means (1) the sale of all or substantially all of the assets of the Company or the outstanding shares of capital stock of the Company entitled to vote generally for the election of directors, in any such case for cash or securities having a value of at least $5.00 per share of Common Stock (as adjusted), but excluding any such transaction in which the consideration received by the Company or its stockholders includes securities of the purchaser and such purchaser is not subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended.

(c)	The merger of the Company which results in the shareholders of the Company prior to the merger owning less than fifty percent (50%) of the voting power of the Company following the merger.

(d)	An underwritten initial public offering of the Company’s shares with gross proceeds of at least $50,000,000.

A copy of the Certificate of Designations for the Company’s Series C Redeemable Convertible Preferred Stock is attached to this Report as Exhibit 4.1.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 4.1	Certificate of Designation for Series C Redeemable Convertible Preferred Stock par value $0.001

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIO BRAVO OIL, INC.

By:	/s/ Carlos E. Buchanan II __________________________
Name:	Carlos E. Buchanan II
Title:	Chief Financial Officer
Dated:	July 31, 2012